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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 3, 2005


                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    000-20028                  77-0214673
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
               (Address of Principal Executive Offices, Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     Reference is made to the press release of Valence Technology, Inc. issued on May 3, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION

99.1           Press Release issued by Valence Technology, Inc., on May 3, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 4, 2005                           VALENCE TECHNOLOGY, INC.




                                      By: /s/ Kevin. W. Mischnick
                                         ---------------------------------------
                                          Name:  Kevin W. Mischnick
                                          Title: Vice President of Finance and
                                                 Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

99.1           Press Release issued by Valence Technology, Inc., on May 3, 2005.